Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Mark R. Fetting, Chief Executive Officer of Legg Mason Global Trust, Inc. (“Trust”), certify, that to my knowledge:

1. The Trust’s periodic report on Form N-CSR for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.

//s// Mark R. Fetting Mark R. Fetting President	February 25, 2005 Date

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Global Trust, Inc. (“Trust”), certify, that to my knowledge:

1. The Trust’s periodic report on Form N-CSR for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.

//s// Marie K. Karpinski Marie K. Karpinski Vice President and Treasurer	February 25, 2005 Date